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                         PATRIOT SCIENTIFIC CORPORATION

                                   FORM 10-KSB

                                EXHIBIT NO. 23.2

        CONSENT OF HARLAN & BOETTGER, LLP, CERTIFIED PUBLIC ACCOUNTANTS



                                     EX-54
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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Patriot Scientific Corporation
San Diego, California


We hereby consent to the incorporation by reference in this Registration Statement of our report dated December 17, 1996, relating to the financial statements of Metacomp, Inc., appearing in Patriot Scientific Corporation's Annual Report on Form 10-KSB for the year ended May 31, 1997.

/s/  HARLAN & BOETTGER, LLP


San Diego, California
July 17, 1997


                                     EX-55